UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

GENIUS BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization) 190 N. Canon Drive, 4th Fl. Beverly Hills, CA (Address of principal executive offices)	001-37950 (Commission File Number)	20-4118216 (I.R.S. Employer Identification Number) 90210 (Zip Code)

Registrant’s telephone number, including area code: (310) 273-4222

________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNUS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on March 11, 2020, Genius Brands International, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (each an “Investor” and collectively, the “Investors”), pursuant to which the Company agreed to sell and issue (1) Senior Secured Convertible Notes to the Investors in the aggregate principal amount of $13,750,000 (each, a “Note” and collectively, the “Notes”) and $11,000,000 funding amount (reflecting an original issue discount of $2,750,000), at an initial conversion price of $1.375, and (2) warrants to purchase 65,476,190 shares of our common stock, par value $0.001 per share (the “Common Stock”), exercisable for a period of five years at an initial exercise price of $0.26 per share (each a “Warrant” and collectively, the “Warrants”) (collectively, the “Financing”). The Financing was completed on March 17, 2020. At the closing of the Financing, the Company also paid The Special Equities Group, LLC, a division of Bradley Woods & Co. Ltd. (the “Placement Agent”), warrants to purchase 6,547,619 shares of Common Stock at an initial exercise price of $0.26 per share, which were in the same form as the Warrants issued to the Investors (collectively, the “Placement Agent Warrants”).

Pursuant to the terms of the Purchase Agreement, the Notes, the Warrants and the Placement Agent Warrants, the Company agreed that the following will apply or become effective only following stockholder approval: (i) a reduction in the conversion price of the Notes to $0.21, (ii) a reduction in the exercise price of the Warrants and Placement Agent Warrants to $0.21, and (iii) a reduction in the exercise price of the existing warrants held by Investors in the Financing (representing warrants to purchase an aggregate of 8,715,229 shares of our Common Stock, as described in further detail below) to $0.21. As discussed below in Item 5.07 of this Current Report on Form 8-K, such stockholder approval was received on May 15, 2020, and as such, (i) the conversion price of the Notes issued in connection with the Financing has been reduced to $0.21, (ii) the exercise price of the Warrants and the Placement Agents Warrants issued in connection with the Financing has been reduced to $0.21, and (iii) the exercise price of the existing warrants currently held by Investors in the Financing and identified in the table below has been reduced to $0.21.

Date of Issuance of Warrants	Number of Warrants to Purchase Shares of Common Stock	Current Exercise Price of Warrants
11/03/15	166,667	$3.30
2/10/17	681,312	$5.30
1/10/18	495,000	$3.00
8/17/18	159,950	$3.00
2/19/19	1,763,670	$2.55
7/22/19	1,681,668	$1.14
10/28/19	477,474	$0.76
12/17/19	3,471,135	$0.30

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       On May 15, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the holders of 21,368,586 shares of Common Stock were present at the meeting or represented by proxy, which represents 72.70% of the total shares of outstanding Common Stock entitled to vote as of the record date of March 28, 2020.

(b)       The following actions were taken at the Annual Meeting:

(1)	The following seven nominees were elected to serve on the Company’s Board of Directors until the Company’s 2021 annual meeting of stockholders or until their respective successors have been elected and qualified, or until their earlier resignation or removal:

Name of Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Andy Heyward Michael Klein	12,685,895 12,687,706	201,744 199,993	8,480,947 8,480,947
Joseph “Gray” Davis	12,634,806	252,833	8,480,947
Lynne Segall	12,678,657	208,982	8,480,947
P. Clark Hallren Anthony Thomopoulos	12,887,639 12,666,854	200,235 220,785	8,840,947 8,840,947
Margaret Loesch	12,651,599	236,040	8,840,947

(2)	The issuance of shares of the Company’s common stock upon conversion, exercise, exchange or otherwise pursuant to the terms of that certain Securities Purchase Agreement, dated March 11, 2020, by and among the Company and the investors listed on the Schedule of Buyers thereto, and the related convertible notes and warrants to purchase common stock issued to the investors pursuant thereto and the warrants to purchase common stock issued to the placement agent was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
12,299,546	486,714	101,379	8,840,947

(3)	The issuance of shares of the Company’s common stock upon conversion, exercise, exchange or otherwise to Andy Heyward, the Company’s Chairman of the Board of Directors and Chief Executive Officer, pursuant to the terms of that certain Securities Purchase Agreement described in the previous proposal, and the related convertible notes and warrants to purchase common stock issued pursuant thereto was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
12,327,907	458,485	101,247	8,840,947

(4)	The amendment to the Company’s Articles of Incorporation, as amended, to increase the authorized number of shares of the Company’s common stock from 233,333,334 to 650,000,000 and to increase the authorized number of shares of the Company’s capital stock to 660,000,000 was not approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
12,229,508	592,481	65,650	8,840,947

(5)	The selection of Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, was ratified, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
20,245,738	990,389	132,459	0

(6)	The compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved by an advisory vote, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
12,222,386	602,759	62,494	8,840,947

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: May 15, 2020	By: /s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer

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